UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 1, 2020, our shareholders voted as indicated below on the following proposals. All proposals other than Proposal 5 passed and each director nominee was re-elected.

1.Election of eleven directors for a one-year term of office expiring at the 2021 Annual Meeting.

Nominees	For	Against	Abstain	Broker Non-Votes
Robert J. Eck	40,429,464	612,329	92,358	4,986,815
Robert A. Hagemann	40,753,951	289,102	91,098	4,986,815
Michael F. Hilton	40,418,018	623,831	92,302	4,986,815
Tamara L. Lundgren	40,712,111	336,151	85,889	4,986,815
Luis P. Nieto	39,461,346	1,570,611	102,194	4,986,815
David G. Nord	40,848,380	203,315	82,456	4,986,815
Robert E. Sanchez	38,974,408	2,014,263	145,480	4,986,815
Abbie J. Smith	39,574,741	1,470,922	88,488	4,986,815
E. Follin Smith	39,151,237	1,883,281	99,633	4,986,815
Dmitri L. Stockton	40,251,138	787,050	95,963	4,986,815
Hansel E. Tookes, II	39,295,360	1,752,386	86,405	4,986,815

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for the 2020 fiscal year.

For	Against	Abstain	Broker Non-Votes
44,983,427	1,024,429	113,110	4,986,815

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
36,081,453	4,959,828	92,870	4,986,815

4. Approval of the Amended and Restated Stock Purchase Plan for Employees.

For	Against	Abstain	Broker Non-Votes
40,848,523	214,280	71,348	4,986,815

5. Vote on a shareholder proposal on shareholder approval of bylaw amendments.

For	Against	Abstain	Broker Non-Votes
887,457	39,934,932	311,762	4,986,815

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary